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                        AIM LARGE CAP OPPORTUNITIES FUND
                         AIM MID CAP OPPORTUNITIES FUND
                        AIM SMALL CAP OPPORTUNITIES FUND

             (SERIES PORTFOLIOS OF AIM SPECIAL OPPORTUNITIES FUNDS)

                       Supplement dated December 12, 2001
        to the Statement of Additional Information dated March 1, 2001, as supplemented July 6, 2001, August 1, 2001, September 4, 2001,
            September 18, 2001, October 1, 2001 and November 15, 2001


The following information replaces in its entirety the last paragraph appearing under the heading "DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS - EXCISE TAX ON REGULATED INVESTMENT COMPANIES" on page 56 of the Statement of Additional
Information:

      "Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax."